CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of Global Seed Corporation (the Company) on Form 10-K for the period ended June 30, 2017  as filed with the Securities and Exchange Commission on the date hereof (the report),

I, Tian Jia, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   Global Seed Corporation

Date: September 26,2017	/s/ Tian Jia
Tian Jia
Chief Financial Officer/Chief Executive Officer